--------------------------------------------------------------------------------
Gabelli Capital Asset Fund                           14                 68
--------------------------------------

Objective:        Growth of capital. Current
                  income is a secondary
                  objective
--------------------------------------------------------------------------------
Portfolio:        Primarily common and
                  preferred stocks and other
                  securities representing the
                  right to acquire common stocks
--------------------------------------------------------------------------------
Inception:        May 1, 1995
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $155,062,893
--------------------------------------------------------------------------------

"We buy high quality, dominant market share companies in a wide variety of industries. We believe that over the long term these companies will succeed irrespective of shorter term macroeconomic trends and that we will be rewarded for our investment patience."

                                                    -- Mario J. Gabelli, C.F.A.
                                                       Portfolio Manager

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
-----------------------------------

[Photo of Mario J. Gabelli, C.F.A. Portfolio Manager]

Q. How did the Fund perform for the first six months of 1998?

A. For the six months ended June 30, 1998, the Fund's total return was 13.7%.(1) The Standard & Poor's ("S&P") 500(2) and Russell 2000 Index(3) had returns of 17.7% and 4.9%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 33.6% over the trailing twelve-month period. The S&P 500 and Russell 2000 rose 30.2% and 16.5%, respectively, over the same twelve-month period. For the three year period ended June 30, 1998, the Fund's return averaged 24.1% annually, versus average annual returns of 30.2% and 18.9% for the S&P 500 and Russell 2000, respectively. Since inception on May 1, 1995 through June 30, 1998, the Fund has had a cumulative total return of 94.9%, which equates to an average annual total return of 23.4%.

      In the second quarter of 1998, there was a continuation of the best of times for large stocks and the worst of times for small cap stocks. During the quarter, the large cap market, as measured by the S&P 500 Index, rose 3.3% while small cap stocks, as measured by the Russell 2000 Index, declined by 4.7%. U.S. Government Bonds rallied in a classic global "flight to quality," with the yield on the 30-year U.S. Treasury Bond falling to 5.57% in mid-June.

Q. What factors affected the Fund's performance?

A. In reviewing our successes during the first half of the year, retail, media and telecommunications holdings proved largely resistant to the Asian Flu. With the domestic economy still rolling along and consumer confidence at record levels, selected retailers posted solid earnings gains. Media stocks (broadcasters, cable television operators and entertainment software producers) also benefited from positive earnings reports and further consolidation in their industries. Telephone companies advanced as investors focused on the opportunities being presented by global deregulation. We believe these groups will continue to perform well in the months ahead.

      Our disappointments were largely in industry groups that were, or were likely to be impacted by Asian economic woes. Agricultural equipment manufacturers suffered as Asian economic weakness foreshadowed reduced agricultural exports and restrained cash flows for American farmers. Aircraft suppliers nose-dived as Southeast Asian airlines began scaling back expansion plans. Energy stocks contracted as weakening demand from Asia combined with weather-related factors and overproduction from OPEC nations to drop oil prices to a twelve year low. Finally, manufacturing companies going head to head with Asian competitors fell along with the yen and other Asian currencies.

Q. What strategies do you use to manage the Fund?

A. We buy high quality, dominant market share companies in a wide variety of industries. We believe that over the long term these companies will succeed irrespective of shorter term macroeconomic trends and that we will be rewarded for our investment patience.

      While investors worry about a substantial correction

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses deducted from the Fund.
(3) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The Russell 2000 is not available for direct investment, and its returns do not reflect the fees and expenses deducted from the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

or even a bear market for the Dow Jones Industrial Average and S&P 500, small cap stocks are already experiencing one. Although as of the end of second quarter 1998, the Russell 2000 is up modestly, approximately 60% of all Nasdaq-listed stocks are off 20% or more from their 52-week highs. What is wrong with small cap stocks? In our opinion, nothing. In fact, we believe that small companies operating primarily in the domestic market are far less vulnerable to Asian economic problems than the large multinationals. This has not prevented investors from abandoning small cap stocks to chase large cap stock returns. Is this likely to change in the foreseeable future? We do not know, and in a sense, do not care. We are patient value investors who count on Mr. Market's mood swings to allow us to buy quality companies at discount prices. The fact that Mr. Market, perhaps fueled by the migration of assets into S&P index funds, is mindlessly lavishing attention on large companies and ignoring more fundamentally attractive smaller ones makes it easier for us to pick up small cap stock bargains.

      As always, there are plenty of things for pessimists to worry about and for optimists to cheer. As investment realists, we do a little of both. We take the threat posed by the Asian Flu seriously. However, we believe the U.S. economy and stock market will be relatively resistant, though not immune, to this latest global financial virus. Our opinions on the economy and the market duly stated, let us remind you we spend most of our time and energy researching individual companies that we believe will do well over the longer term irrespective of shorter term economic and market trends.

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund Profile
as of June 30, 1998
-------------------------------------

--------------------------------------------------------------------------------
                             Average Annual Returns
                          for Periods Ended 6/30/98(1)
================================================================================
1 Year ...................................       33.60%
3 Years ..................................       24.10%
Since Inception (5/1/95) .................       23.44%
--------------------------------------------------------------------------------

Q. What is your outlook for the remainder of the year?

A. Is it time to quarantine your investment portfolio by significantly reducing your exposure to equities? Let's diagnose the problem and venture an opinion on just how vulnerable the U.S. economy and stock market may be. We do not expect a painless solution (for them or us) to Japan and Southeast Asia's economic problems. Japan appears committed to exporting its way out of recession rather than undertaking any serious domestic economic reforms. Without massive currency intervention, which is disruptive in its own right, we will probably continue to see a weak yen against the dollar. Despite International Monetary Fund (IMF) bailouts, most Asian currencies are likely to remain anemic. This is not good news for any American company going head to head with Japan or its Asian neighbors in the domestic and international markets. The same holds true for European manufacturers, particularly if the new euro rivals the dollar in strength.

      Additionally, the Asian Flu has some positive side effects. Lower commodity prices, low cost Asian imports and continued domestic pricing restraint should keep inflation in check and perhaps allow interest rates to trend down even further. This should help sustain the robust service sector of the economy--now 55% of U.S. Gross Domestic Product and growing. Despite Asian-induced jitters and slowing corporate profit growth, there is still a lot of money coming into equity mutual funds. The question of the day becomes how investors will react if the market waters become even choppier. Will they head to shore or simply not venture farther out to sea? With so much liquidity and the current low returns from equity alternatives, we think the latter is more likely.

      We believe it is still too early to accurately assess the impact of Asian economic distress on the U.S. economy and corporate earnings. However, Asia's problems may prolong investment uncertainty and restrain stock prices, perhaps for the balance of the year. Looking farther ahead, we believe equities will still provide investors with superior risk adjusted returns relative to other asset classes and that our value discipline will continue to reward shareholders.


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Gabelli Capital Asset Fund
--------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

----------------------
COMMON STOCKS -- 94.1%
----------------------

Shares                                                           Value
----------------------------------------------------------------------
Aerospace -- 1.1%
         5,000  Boeing Co.                               $     222,813
        70,000  Fairchild Corp., Cl. A                       1,413,125
                                                         -------------
                                                             1,635,938
Agriculture -- 1.5%
        15,000  Archer-Daniels-Midland Co.                     290,625
        18,000  DeKalb Genetics Corp., Cl. B                 1,703,250
         5,000  Monsanto Co.                                   279,375
                                                         -------------
                                                             2,273,250
                                                         -------------
Automotive: Parts and Accessories -- 3.2%
        12,000  Echlin Inc.                                    588,750
        50,000  GenCorp Inc.                                 1,312,500
        45,000  Modine Manufacturing Co.                     1,558,125
         8,000  Ragan (Brad) Inc.                              314,000
        20,000  TransPro Inc.                                  148,750
        55,500  Wynn's International Inc.                    1,068,375
                                                         -------------
                                                             4,990,500
                                                         -------------
Aviation: Parts and Services -- 2.7%
        16,500  AAR Corp.                                      487,781
        24,000  Barnes Group Inc.                              649,500
        25,000  Coltec Industries Inc.+                        496,875
        16,000  Curtiss-Wright Corp.                           627,000
         7,500  Hi-Shear Industries Inc.                        20,156
        31,000  Hudson General Corp.                         1,569,375
        10,000  Moog Inc., Cl. A+                              381,875
                                                         -------------
                                                             4,232,562
                                                         -------------
Broadcasting -- 5.5%
        67,000  Ackerley Communications Inc.                 1,407,000
        27,235  Chris-Craft Industries Inc.                  1,489,414
        12,000  Gray Communications
                  Systems Inc.                                 388,500
        50,000  Gray Communications
                  Systems Inc., Cl. B                        1,543,750
        18,000  Grupo Televisa SA, GDR+                        677,250
        23,000  Liberty Corp.                                1,157,188
        16,500  United Television Inc.                       1,889,241
                                                         -------------
                                                             8,552,343
                                                         -------------
Building and Construction -- 0.4%
        20,000  Nortek Inc.                                    615,000
                                                         -------------
Business Services -- 0.4%
        20,000  EnviroSource Inc.+                             350,000
        10,000  Republic Industries Inc.+                      250,000
                                                         -------------
                                                               600,000
                                                         -------------
Cable -- 8.7%
        43,300  BET Holdings Inc., Cl. A+                    2,725,194
        85,000  Cablevision Systems Corp., Cl. A+            7,097,500
        50,000  MediaOne Group Inc.                          2,196,875
        17,000  Tele-Communications Inc., Cl. A+               653,438
        27,000  Tele-Communications International
                  Inc., Cl. A +                                542,531
        20,000  United International
                Holdings Inc., Cl. A+                          320,000
                                                         -------------
                                                            13,535,538
                                                         -------------
Consumer Products -- 2.4%
       100,000  Carter-Wallace Inc.                          1,806,250
        18,000  Gallaher Group plc+                            393,750
        20,000  General Cigar Holdings Inc.                    197,500
        18,000  General Cigar Holdings Inc.,
                  Cl. B (a)                                    177,750
        35,000  General Housewares Corp.                       352,188
        21,000  National Presto Industries Inc.                817,688
                                                         -------------
                                                             3,745,126
                                                         -------------
Consumer Services -- 1.9%
        39,000  Loewen Group Inc.                            1,053,000
        95,000  Rollins Inc.                                 1,947,500
                                                         -------------
                                                             3,000,500
                                                         -------------
Diversified Industrial -- 5.0%
         6,000  Crane Co.                                      291,375
        46,000  GATX Corp.                                   2,018,250
        20,000  Honeywell Inc.                               1,671,250
        45,000  ITT Industries Inc.                          1,681,875
        50,000  Katy Industries Inc.                           912,500
        20,000  Thomas Industries Inc.                         488,750
        45,000  Tyler Corp.+                                   464,063
        10,000  WHX Corp.                                      128,750
                                                         -------------
                                                             7,656,813
                                                         -------------

                       See notes to financial statements.

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                                                                 Gabelli Capital
                                                                   Asset Fund
                                                                 ---------------
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                                                                 ---------------

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Shares                                                           Value
----------------------------------------------------------------------
Energy -- 2.0%
        12,000  Eastern Enterprises                      $     514,500
        90,000  Kaneb Services Inc.+                           489,375
        40,000  Pennzoil Co.                                 2,025,000
                                                         -------------
                                                             3,028,875
                                                         -------------
Entertainment -- 10.1%
        84,664  Ascent Entertainment Group Inc.+               941,887
         3,500  Fisher Companies Inc.                          250,250
        45,000  Gaylord Entertainment Co., Cl. A             1,451,250
        40,000  GC Companies Inc.+                           2,075,000
        92,000  Tele-Communications Inc./Liberty
                  Media Group, Cl. A+                        3,570,750
        23,000  Time Warner Inc.                             1,965,063
        80,000  USA Networks Inc.+                           2,010,000
        58,000  Viacom Inc., Cl. A+                          3,393,000
                                                         -------------
                                                            15,657,200
                                                         -------------
Equipment and Supplies -- 9.4%
        26,000  Aeroquip-Vickers Inc.                        1,517,750
        26,000  AMETEK Inc.                                    762,125
        40,000  Ampco-Pittsburgh Corp.                         615,000
        30,000  CLARCOR Inc.                                   630,000
        15,000  CTS Corp.                                      447,188
         7,000  Daniel Industries Inc.                         133,000
       100,000  Fedders Corp.                                  668,750
        30,000  Flowserve Corp.                                731,250
        12,500  Franklin Electric Co. Inc.                     850,000
       100,000  Hussmann International Inc.                  1,875,000
        22,000  IDEX Corp.                                     759,000
        28,000  Navistar International Corp.+                  808,500
        14,000  Pittway Corp.                                1,067,500
        30,000  Sequa Corp., Cl A                            2,002,500
        30,000  SPS Technologies Inc.+                       1,755,000
                                                         -------------
                                                            14,622,563
                                                         -------------
Financial Services -- 5.1%
        19,500  Allied Group Inc.                              912,844
        58,000  American Bankers Insurance
                Group Inc.                                   3,487,250
        30,000  Argonaut Group Inc.                            948,750
         5,000  Mellon Bank Corp.                              348,125
        63,000  Midland Co.                                  1,441,125
        30,300  Pioneer Group Inc.                             797,269
                                                         -------------
                                                             7,935,363
                                                         -------------
Food and Beverage -- 8.5%
         4,000  Bestfoods Inc.                                 232,250
        44,000  Celestial Seasonings Inc.+                   2,178,000
        31,200  Corn Products International Inc.+            1,064,700
        15,000  General Mills Inc.                           1,025,625
        12,000  Heinz (H.J.) Co.                               673,500
         3,000  Keebler Foods Co.                               82,500
        25,000  Kellogg Co.                                    939,063
        38,000  PepsiCo Inc.                                 1,565,125
        20,000  Quaker Oats Co.                              1,098,750
        35,000  Seagram Co. Ltd.                             1,432,813
        11,000  Tootsie Roll Industries Inc.                   844,250
         7,000  Twinlab Corp.                                  305,813
        78,000  Whitman Corp.                                1,794,000
                                                         -------------
                                                            13,236,389
                                                         -------------
Health Care -- 0.7%
       120,000  IVAX Corp.+                                  1,110,000
                                                         -------------
Hotels and Gaming -- 2.1%
       102,000  Aztar Corp.+                                   694,875
        30,000  Hilton Hotels Corp.                            855,000
       100,000  Jackpot Enterprises Inc.                     1,256,250
        50,000  Trump Hotels & Casino
                Resorts Inc.+                                  353,125
                                                         -------------
                                                             3,159,250
                                                         -------------
Home Furnishings -- 0.2%
         5,000  Triangle Pacific Corp.                         275,000
                                                         -------------
Paper and Forest Products -- 0.3%
        12,000  Sealed Air Corp.                               441,000
                                                         -------------
Publishing -- 7.8%
        22,000  Dow Jones & Co. Inc.                         1,226,500
        22,000  Golden Books Family
                Entertainment Inc.+                             84,563
        15,000  Harcourt General Inc.                          892,500
        24,000  Lee Enterprises Inc.                           735,000
        20,500  McClatchy Newspapers Inc., Cl. A               709,813
         8,000  McGraw-Hill Companies Inc.                     652,500
        67,000  Media General Inc., Cl. A                    3,299,750
        22,000  Meredith Corp.                               1,032,625
        15,000  Pulitzer Publishing Co.                      1,338,750
        40,000  Reader's Digest Association Inc., Cl. B      1,085,000


                       See notes to financial statements.

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Gabelli Capital
  Asset Fund
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Gabelli Capital Asset Fund
--------------------------

SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

Shares                                                           Value
----------------------------------------------------------------------
Publishing -- 7.8% (continued)
        56,000  Thomas Nelson Inc.                       $     749,000
         5,000  Times Mirror Co., Cl. A                        314,375
                                                         -------------
                                                            12,120,376
                                                         -------------
Real Estate -- 1.2%
        32,000  Griffin Land & Nurseries Inc.                  560,000
        75,000  Catellus Development Corp.                   1,326,563
                                                         -------------
                                                             1,886,563
                                                         -------------
Retail -- 5.5%
        10,000  Aaron Rents Inc.                               100,000
         5,000  Aaron Rents Inc., Cl. A                        181,250
        80,000  American Stores Co.                          1,935,000
        50,000  Bruno's Inc., New+                              52,500
        65,000  Giant Food Inc., Cl. A                       2,799,063
        15,000  Lillian Vernon Corp.                           249,375
        10,000  Mercantile Stores Co.                          789,375
        53,000  Neiman Marcus Group Inc.+                    2,302,188
        18,500  Scheib (Earl) Inc.                             143,375
                                                         -------------
                                                             8,552,126
                                                         -------------
Specialty Chemical -- 1.1%
        11,000  Arco Chemical Co.                              630,438
        18,000  Ferro Corp.                                    455,625
        20,000  Sybron Chemicals Inc.                          640,000
                                                         -------------
                                                             1,726,063
                                                         -------------
Telecommunications -- 3.6%
       200,750  Citizens Utilities Co., Cl. B                1,932,219
        40,000  Frontier Corp.                               1,260,000
        20,000  GST Telecommunications Inc.+                   288,750
        49,500  Rogers Communications Inc., Cl. B+             445,500
        25,000  Southern New England
                Telecommunications Corp.                     1,637,500
         1,366  US West Inc.                                    64,179
                                                         -------------
                                                             5,628,148
                                                         -------------
Wireless Communications -- 3.7%
        25,000  360(degrees)Communications Co.+                800,000
        20,000  Centennial Cellular Corp., Cl. A+              746,250
        45,000  COMSAT Corp.                                 1,274,063
        55,000  Rogers Cantel Mobile
                Communications Inc., Cl. B+                    687,500
        55,000  Telephone and Data Systems Inc.              2,165,625
                                                         -------------
                                                             5,673,438
                                                         -------------
  TOTAL COMMON STOCKS
  (Cost $112,702,237)                                      145,889,924
                                                         -------------

---------------------------
U.S. TREASURY BILLS -- 7.8%
---------------------------

Principal
Amount                                                           Value
----------------------------------------------------------------------
$   12,173,000  4.87% to 5.16%++
                   due 08/06/98 -- 09/17/98                 12,076,617
                                                         -------------
TOTAL U.S. TREASURY BILLS
  (Cost $12,076,617)                                        12,076,617
                                                         -------------
TOTAL INVESTMENTS -- 101.9%
  (Cost $124,778,854)                                      157,966,541
                                                         -------------
OTHER ASSETS AND
  LIABILITIES (Net) -(1.9)%                                 (2,903,648)
                                                         -------------
NET ASSETS -- 100.0%                                     $ 155,062,893
                                                         =============

For Federal tax purposes:
  Aggregate cost                         $124,778,854
                                         ============
  Gross unrealized appreciation          $ 36,382,276
  Gross unrealized depreciation            (3,194,589)
                                         ------------
  Net unrealized appreciation            $ 33,187,687
                                         ============

(a)      Security fair valued as determined by the Board of Directors.
+        Non-income producing security.
++       Represents annualized yield at date of purchase.
GDR --   Global Depositary Receipt

                       See notes to financial statements.

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STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

Assets:
   Investments, at value (cost $124,778,854)                        $157,966,541
   Cash                                                                      535
   Dividends and interest receivable                                      87,032
   Receivable for investments sold                                       195,552
   Receivable for capital shares sold                                    212,700
   Deferred organizational expenses                                       38,243
                                                                    ------------
     Total Assets                                                    158,500,603
                                                                    ------------

Liabilities:
   Payable for investments purchased                                   2,757,345
   Payable for capital shares redeemed                                   445,744
   Payable for investment advisory fees                                  122,686
   Accrued Directors' fees                                                 6,750
   Other accrued expenses                                                105,185
                                                                    ------------
     Total Liabilities                                                 3,437,710
                                                                    ------------
     Net Assets applicable to 8,911,147 shares
       outstanding                                                  $155,062,893
                                                                    ============

Net Assets consist of:
   Capital stock, at par value                                      $      8,911
   Additional paid-in capital                                        118,194,672
   Undistribution investment income                                      205,643
   Accumulated net realized gain on investments                        3,465,980
   Net unrealized appreciation on investments                         33,187,687
                                                                    ------------
     Total Net Assets                                               $155,062,893
                                                                    ============

     Net Asset Value, offering and redemption
        price per share (155,062,893 / 8,911,147
        shares outstanding; 500,000,000 shares
        authorized of $0.001 par value)                             $      17.40
                                                                    ============

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998
(Unaudited)

Investment Income:
 Dividends                                                          $    394,894
 Interest                                                                593,361
                                                                    ------------
     Total Investment Income                                             988,255
                                                                    ------------

Expenses:
   Investment advisory fees                                              653,358
   Legal and audit fees                                                   22,000
   Custodian fees                                                         20,463
   Directors' fees                                                        13,100
   Organizational expenses                                                10,658
   Shareholder services fees                                               5,556
   Miscellaneous                                                          57,477
                                                                    ------------
     Total Expenses                                                      782,612
                                                                    ------------
Net Investment Income                                                    205,643
                                                                    ------------

Net Realized and Unrealized Gain on
Investments:
   Net realized gain on investments                                    3,516,395
   Net change in unrealized appreciation
    on investments                                                    12,397,172
                                                                    ------------
Net realized and unrealized gain on
   investments                                                        15,913,567
                                                                    ------------
Net increase in net assets resulting from
   operations                                                       $ 16,119,210
                                                                    ============

                       See notes to financial statements.

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Gabelli Capital Asset Fund
--------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               Six Months Ended   Year Ended
                                                                 June 30, 1998    December 31,
                                                                  (Unaudited)       1997
                                                                -------------   ------------
Operations:
   Net investment income                                        $     205,643   $     118,286
   Net realized gain on investments                                 3,516,395       7,046,284
   Net change in unrealized appreciation on investments            12,397,172      17,681,316
                                                                -------------   -------------
   Net increase in net assets resulting from operations            16,119,210      24,845,886

Distributions to shareholders:
  Net investment income                                                    --        (118,286)
  In excess of net investment income                                       --          (8,067)
  Net realized gain on investments                                         --      (7,046,284)
  In excess of net realized gain on investments                            --         (29,472)
                                                                -------------   -------------
  Total distributions to shareholders                                      --      (7,202,109)

Capital share transactions:
   Net increase in net assets from capital share transactions      33,593,418      36,244,957
                                                                -------------   -------------
   Net increase in net assets                                      49,712,628      53,888,734

Net Assets:
   Beginning of period                                            105,350,265      51,461,531
                                                                -------------   -------------

   End of period                                                $ 155,062,893   $ 105,350,265
                                                                =============   =============

                       See notes to financial statements.

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                                                                 Gabelli Capital
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NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

----------------
1 -- Description
----------------

      The Gabelli Capital Asset Fund (the "Fund"), a series of Gabelli Capital Series Funds, Inc. (the "Company"), was organized on April 8, 1993 as a
Maryland corporation. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is growth of capital. The Fund commenced operations on May 1, 1995. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc.

------------------------------------
2 -- Significant Accounting Policies
------------------------------------

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

      Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the closing bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Securities Transactions and Investment Income

      Securities transactions are accounted for on the trade date, with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders

      Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Provision for Income Taxes

    The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as

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Gabelli Capital Asset Fund
--------------------------

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 1998 (Unaudited)

amended. As a result, a Federal income tax provision is not required.

Organizational Expenses

      A total of $100,000 in expenses was incurred in connection with the organization of the Fund. These costs were advanced by the Guardian Insurance & Annuity Company Inc. and will be reimbursed by the Fund. These organizational costs were deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Fund commenced investment operations.

--------------------------------------
3 -- Agreements with Affiliated Partie
--------------------------------------

      Pursuant to a management agreement (the "Management Agreement"), the Fund will pay Guardian Investor Services Corporation (the "Manager") a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and Gabelli Funds, Inc. (the "Adviser"), the Adviser, under the supervision of the Company's Board of Directors and the Manager, manages the Fund's assets in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research and provides facilities and personnel required for the Fund's administrative needs. The Adviser may delegate its administrative role and currently has done so to First Data Investor Services Group, Inc., the Fund's Sub-Administrator (the "Sub-Administrator"). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all Officers and Directors of the Company who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75% of the value of the Fund's average daily net assets.

-------------------------
4 -- Portfolio Securities
-------------------------

    Purchases and sales of securities for the six months ended June 30, 1998, other than short term securities, aggregated $63,882,218 and $25,496,124, respectively.

---------------------------------
5 -- Transactions with Affiliates
---------------------------------

      During the six months ended June 30, 1998, the Fund paid brokerage commissions of $88,420 to Gabelli & Company, Inc. and its affiliates.

-------------------------------
6 -- Capital Stock Transactions
-------------------------------

Transactions in shares of capital stock were as follows:

                                  Six Months Ended                 Year Ended
                                     6/30/98                        12/31/97
                                   -----------                     -----------
                              Shares           Amount          Shares         Amount
                              -------         --------        -------        -------
Shares sold                   2,765,511    $ 45,755,568       3,454,754    $ 50,227,654
Shares issued upon re-
 investment of dividends             --              --         478,228       7,202,109
Shares redeemed                (735,539)    (12,162,150)     (1,507,694)    (21,184,806)
                           ------------    ------------    ------------    ------------
Net increase                  2,029,972    $ 33,593,418       2,425,288    $ 36,244,957
                           ============    ============    ============    ============

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                                                                 ---------------
                                                                 Gabelli Capital
                                                                    Asset Fund
                                                                 ---------------
                                                                       5
                                                                 ---------------

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FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period.

                                                     Six Months Ended            Year Ended December 31,
                                                      June 30, 1998     --------------------------------------------
                                                       (Unaudited)          1997             1996            1995+
                                                      ------------      ------------      -----------    -----------
Operating performance:
    Net asset value, beginning of period ............ $     15.31       $     11.55       $     10.70    $     10.00
                                                      -----------       -----------       -----------    -----------
    Net investment income ...........................        0.02              0.02              0.02           0.03(a)
    Net realized and unrealized gain on investments .        2.07              4.88              1.16           0.80
                                                      -----------       -----------       -----------    -----------
    Total from investment operations ................        2.09              4.90              1.18           0.83
                                                      -----------       -----------       -----------    -----------
Distributions to shareholders:
    From net investment income ......................          --             (0.02)            (0.02)         (0.03)
    From net realized gain on investments ...........          --             (1.12)            (0.31)         (0.09)
    In excess of net realized gain on investments ...          --             (0.00)(b)            --          (0.01)
                                                      -----------       -----------       -----------    -----------
    Total distributions .............................          --             (1.14)            (0.33)         (0.13)
                                                      -----------       -----------       -----------    -----------
Net asset value, end of period ...................... $     17.40       $     15.31       $     11.55    $     10.70
                                                      ===========       ===========       ===========    ===========
    Total return++ ..................................        13.7%             42.6%             11.0%           8.4%
                                                      ===========       ===========       ===========    ===========

Ratios to average net assets and supplemental data:
Net assets, end of period (in 000's) ................ $   155,063       $   105,350       $    51,462    $    26,364
Ratio of net investment income to average
  net assets ........................................        0.31%(c)          0.17%             0.21%          0.75%(c)
Ratio of operating expenses to average
  net assets (d) ....................................        1.19%(c)          1.17%             1.31%          1.78%(c)
Portfolio turnover rate .............................          21%               65%               53%            81%

-----------
+     From commencement of operations on May 1, 1995.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Net investment income before expenses assumed by the Manager and Adviser was $0.03.
(b)   Amount represents less than $0.005 per share.
(c)   Annualized.
(d) The ratio of operating expenses to average net assets before reimbursement of expenses assumed by the Manager and Adviser would have been 1.92% for the year ended December 31, 1995.

                       See notes to financial statements.

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